Exhibit 10.3
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD
GRANT DATE:
PARTICIPANT: [Officer]
PERNR:
AGGREGATE

NUMBER

OF

UNITS
AWARD

ED:
EXPIRATION

DATE

OF

RESTRICTED
PERIOD:
This Award is made

under the General Mills, Inc. 2022 Stock Compensation

Plan (the "Plan"), and is subject to the
terms

and

conditions

contained

in

the

Plan

document

and

this

Restricted

Stock

Unit

Award

Agreement
(“Agreement”).

The Participant: (i) acknowledges

receipt of a

copy of the Plan

and Plan prospectus,

(ii) represents
that the

Participant has

carefully read

and is familiar

with the provisions

of this

Agreement and

the Plan,

and (iii)
hereby accepts the

Restricted Stock Units

subject to all

of the terms

and conditions set

forth herein, and

in the

Plan.

If
the Participant

does not

wish to

receive the

Restricted Stock

Units and/or

does not

consent and

agree to

the terms
and conditions on which the Restricted Stock Units are offered,

as set forth in this Agreement and the Plan, then the
Participant

must

reject

this

Award

via

the

website

of

the

Company’s

designated

broker,

no

later

than

60

days
following

the

Grant

Date.

If

the

Participant

rejects

this

Award,

this

Award

will

immediately

be

forfeited

and
cancelled.

The Participant’s

failure to

reject this

Award

within this

60 day

period will

constitute the

Participant’s
acceptance of this Award

and all terms and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS AWARD,

dated on the above Grant Date,

is made by General Mills,

Inc., and made to the

person named above (the
"Participant" or referred to as “I”, “you”,

or “my”) (“Award”).
1.
Award

of Units
. Each unit

awarded represents

the right

to receive

one share

of the

Company common

stock, par value
USD 0.10 per

share (“Stock”). The

units granted pursuant

to this

Agreement are referred

to as

the “Restricted Stock

Units”.
Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.
Vesting/Payment

of Restricted Stock Units; Forfeiture.
(a)
Vesting/Payment

Schedule
. Restricted

Stock Units

shall vest

in tranches

,

each tranche

having

its own

12
month vesting period occurring

consecutively,

starting on the Grant

Date.

Vested

units in a tranche

shall be
paid on the respective Scheduled Vesting

Date, subject to the terms of this Agreement and the Plan.

Tranche Number of Units
Scheduled Vesting

Date
(b) Forfeiture of Restricted Stock Units
. The Participant acknowledges that

the Restricted Stock Units awarded
hereunder

are subject

to forfeiture

if the

Participant’s

employment

with the

Company

or any

subsidiary or
affiliated companies (the “Company”)

terminates under certain

circumstances before the

respective Scheduled
Vesting

Dates, as herein provided.

(i)
Resignation

or

Termination

for

Cause.

If

the

Participant’s

employment

with

the

Company

is
terminated by either (i) resignation, or (ii) a discharge due to

Participant’s illegal activities, poor work
performance, misconduct or violation

of the Company’s

Code of Conduct, policies

or practices, then
these Restricted Stock Units, to

the extent they are

not previously vested as of

the Termination

Date,
shall for no consideration be cancelled and forfeited. For the avoidance of doubt, “Termination

Date”
for purposes

of this

Award

will be

deemed to

occur as

of the

date Participant

is no

longer actively
providing services as

an employee, unless otherwise

determined by the Company

in its sole

discretion,
and

no

vesting

shall

continue

during

any

notice

period

that

may

be

specified

under

contract

or
applicable law with

respect to such

termination, including any “garden

leave” or similar

period, except
as may otherwise be permitted in the Company’s

sole discretion.

(ii) Involuntary Termination.

If the Participant’s employment with the Company

terminates involuntarily
at the

initiation

of the

Company

for any

reason other

than specified

in Plan

Section 11

(
Change

in
Control
),

or (i),

(iv) or

(v)

in this

section

2,

and

only

upon the

execution

(without

revoking)

of an
effective

general

legal

release

and

such

other

documents

as

are

satisfactory

to

the

Company,

the
following rules shall apply:
a)
In the event that at the

Termination

Date, the sum of the Participant’s

age and years of service
with the Company equals or

exceeds 70, all Restricted Stock Units

not previously vested shall
become vested

and be paid

based on

each tranche

on the respective

Scheduled Vesting

Dates
otherwise applicable to

each tranche. Notwithstanding

the previous sentence,

if the

Termination
Date is within

twelve months of

the Grant Date,

the Award

shall not fully

vest but rather

vest
on a pro rata

basis based on

employment completed

since grant prior

to the Termination

Date
within the

first year

of the

Restricted Period;

the Restricted

Stock Units

that vest

pursuant to
the previous

sentence

shall be

paid

on the

Scheduled Vesting

Date applicable

to the

tranche
under which they were awarded.
b)
In the event that at the

Termination

Date, the sum of the Participant’s

age and years of service
with the

Company is

less than

70, the

unvested Restricted

Stock Units

that are

in the

tranche
with

a

Scheduled

Vesting

Date

within

12

months

of

the

Termination

Date

shall

vest,

in

an
amount equal

to the

pro-rata amount

based on

employment completed

during the

relevant 12
month tranche vesting period.

All other unvested Restricted Stock Units shall be forfeited as of the Termination

Date. All

Restricted Stock

Units that

vest under

this paragraph

shall be

paid
on the respective Scheduled Vesting

Date otherwise applicable to such tranche.

(iii) Death
.

If a

Participant dies

while employed

by the

Company during

any applicable

vesting period,
this Award shall become fully vested, effective

as of the date of death, and shall be paid as of the first
day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.

(iv) Retirement.

If the termination of employment is due to

the Participant’s retirement on or after age 55
and completion

of at

least five

(5) years

of service

with the

Company,

all Restricted

Stock Units

in
unvested

tranches

shall

vest

and

be

paid

on

each

tranche’s

respective

Scheduled

Vesting

Date.

Notwithstanding

the above,

if the

Termination

Date is

within twelve

months of

the Grant

Date, the
Award

shall not

fully vest

but rather

vest on

a pro

rata basis based

on employment

completed since
grant prior to the Termination Date

within the first year of the Restricted Period; the Restricted Stock
Units

that

vest

pursuant

to

the

previous

sentence

shall

be

paid

on

the

Scheduled

Vesting

Date
applicable to the tranche under which they were awarded. The terms of this paragraph shall not apply to a Participant who, prior to a

Change of Control, is terminated for cause

as described in (b)(i) above;
said Participant shall be treated as provided in (b)(i)

(v)
Spin-offs and Other

Divestitures.

If the termination

of employment is

due to the

divestiture, cessation,
transfer, or

spin-off of a

line of business or other

activity of the Company,

the Committee, in its

sole
discretion, shall determine the

conversion, vesting, or other

treatment of these Awards. Such treatment
shall

be

consistent

with

Code

Section 409A,

and

in

particular

will

take

into

account

whether

a
separation from service has occurred within the meaning of Code Section

409A.
3.
Dividend

Equivalents.
For

Restricted

Stock

Units

awarded

hereunder,

any

dividends

or

other

distributions

declared
payable on

the Company’s

Stock on

or after

the Grant

Date until

the Award

is settled

and/or forfeited

shall be

credited
notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”).

Dividend Equivalents so credited shall be paid if, and only to the extent, the
underlying Restricted

Stock Units to

which they

relate become unrestricted

and vest, as

provided under

the terms of

the
Plan and this Agreement.

Dividend Equivalents credited

in respect to Restricted

Stock Units that are

forfeited under the
terms of

the Plan

and

this document,

are correspondingly

forfeited.

No interest

or other

earnings

shall be

credited

on
Dividend Equivalents.

Vested

Dividend Equivalents

shall be paid

in cash at

the same time

as the underlying

Restricted
Stock Units to which they relate.
4.
Settlement of

Restricted Stock

Units.

Settlement shall

be completed

as soon

as administratively

practicable but

in no
event later than

30 days after

the date the

Restricted Stock Units

vest, except where

such settlement following

a Section
409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.

Awards

subject to

proper deferral

elections shall

be deferred

into the

General Mills

Deferred

Compensation
Plan.
5.
Non-Transferability
.

The

Restricted

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,

hypothecated,
encumbered, disposed

of, or

otherwise transferred,

unless otherwise

provided in

the Plan or

this Agreement.

Upon any
attempt to transfer, assign,

pledge, hypothecate or

otherwise dispose of

the Restricted

Stock Units or

of such rights

contrary
to the provisions hereof or in the Plan,

the Restricted Stock Units and such rights shall

immediately become null and void.
6.
Withholding of

Tax
. The Participant acknowledges

that, regardless of

any action taken by

the Company or, if

different,
the subsidiary

or affiliated

company that

employs the

Participant (the

“Employer”), the

ultimate liability

for all

income
tax, social contributions,

payroll tax, fringe

benefits tax, payment

on account, hypothetical

tax or other

tax-related items
related to the

Participant’s

participation in

the Plan and

legally applicable

to the Participant

or deemed by

the Company
or the Employer in their discretion to

be an appropriate charge to the Participant even

if legally applicable to the Company
or the Employer

(“Tax-Related Items”), is and remains

the Participant’s responsibility and

may exceed the

amount actually
withheld

by the

Company or

the Employer,

if any.

The Participant

further

acknowledges that

the Company

and/or the
Employer (a)

make no

representations or

undertakings

regarding the

treatment of

any Tax

-Related Items

in connection
with any aspect of

the Restricted Stock Units,

including, but not limited

to, the grant, vesting,

the subsequent sale of

shares
of Stock acquired

pursuant to such

vesting and the

receipt of any

dividends,

or dividend equivalents;

and (b) do not

commit
to and are under

no obligation to structure

the terms of the

grant or any aspect

of the Restricted Stock

Units to reduce or
eliminate the Participant’s liability for Tax

-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction

between the Grant Date and the date of any relevant taxable or tax

withholding

event,

as

applicable,

the

Participant

acknowledges

that

the

Company

and/or

the

Employer

(or

former
employer, as applicable) may be required

to withhold or account for Tax

-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax

withholding event, as applicable, the Participant agrees to make adequate arrangements
satisfactory to the

Company and/or the

Employer to

satisfy all

Tax-Related Items. In this

regard, unless

otherwise approved
by the Committee, the Company shall satisfy the

obligations with regard to all Tax-Related Items by one or

a combination
of the following:

(i) withholding

from the

Participant’s

wages or other

cash compensation

paid to the

Participant by

the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of

the Restricted
Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending

on

the

withholding

method,

the

Company

may

withhold

or

account

for

Tax-Related

Items

by

considering
applicable statutory

withholding rates

(as determined

by the

Company

in good

faith and

in its

sole discretion)

or other
applicable withholding rates,

including maximum

applicable rates, in

which case the

Participant will receive

a refund of
any over-withheld amount and will have no entitlement

to the share equivalent. If the obligation for Tax

-Related Items is
satisfied

by

withholding

from

the

shares

of

Stock

to

be

delivered

upon

vesting

of

the

Restricted

Stock

Units,

for

tax
purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the

Restricted Stock
Units, notwithstanding

that a number

of shares

of Stock

are held

back solely

for the purpose

of paying

the Tax

-Related
Items. The

Participant will

have no

further rights

with respect

to any

shares of

Stock that

are retained

by the

Company
pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the
Employer may be

required to withhold

or account for as

a result of the

Participant’s participation

in the Plan that

cannot
be satisfied by the

means previously described.

The Company may refuse

to issue or deliver shares

of Stock or proceeds
from the

sale of shares

of Stock until

arrangements satisfactory

to the Company

have been made

in connection with

the
Tax-Related Items.
7.
Restrictive Covenants;

Confidential Information
. The

Participant agrees

to cooperate

with the

Company in

any way
needed in order to comply with, or fulfill the terms of the Plan and this Award document.

As a term and condition of this
Award,

Participant agrees to the following terms:

a.
I agree to use

General Mills Confidential

Information only as needed

in the performance of

my duties,
to

hold

and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any
unauthorized

use

or

disclosure

of

such

information

for

so

long

as

such

information

qualifies

as
Confidential

Information.

I

agree

that

after

my

employment

with

the

Company

terminates

for

any
reason,

including

“retirement”

as that

term

is used

in

the Plan,

I

will not

use

or disclose,

directly

or
indirectly,

Company

Confidential Information

or trade

secrets for

any purpose,

unless I

get the

prior
written consent of my manager to do so.

This document

does not

prevent me

from filing

a complaint

with a

government agency

(including the
Securities

and

Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity
Commission and

others) or

from participating

in an

agency proceeding.

This document

also does

not
prevent

me

from

providing

an

agency

with

information,

including

this

document,

unless

such
information

is

legally

protected

from

disclosure

to

third

parties.

I

do

not

need

prior

company
authorization to take these actions, nor must I notify the company I have done so.
Also, as provided

in 18 U.S.C.

1833(b), I

cannot be held

criminally or civilly

liable under any

federal
or state

trade secret

law for

making a

trade secret

disclosure: (A)

in confidence

to a

federal, state,

or
local

government

official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of
reporting or investigating a suspected violation of law; or

(B) in a complaint or other document filed in
a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or
observe

in

the

performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of
Confidential Information include marketing, merchandising, business plans,

business methods, pricing,
purchasing,

licensing,

contracts,

employee,

supplier

or

customer

information,

financial

data,
technological developments,

manufacturing processes

and specifications,

product formulas, ingredient
specifications, software

code, and

all other

proprietary

information which

is not

publicly available

to
others.
Prior to leaving

the Company,

I agree to

return all materials

in my possession

containing Confidential
Information, as well

as all other

documents and other

tangible items provided

to me by

General Mills,
or developed by me in connection with my employment with the Company.
b. [
This

Section

7.b.

does

not

apply

to

California,

Colorado,

Minnesota,

and

Washington

-based
employees.
] I agree that for one year after I leave the Company, including retiring from the Company,

I
will not

work

on

any

product,

brand

category,

process,

or

service:

(A)

on

which

I

worked,

or

about
which

I

had

access

to

Confidential

Information,

in

the

year

immediately

preceding

my

termination
(including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

c.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain
from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.
d.
I agree that after I

leave General Mills, including

retiring from the Company,

I will indefinitely refrain
from

using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the
Company’s customers.
A breach

of the

obligations set

forth in

this paragraph

may result

in the

rescission of

the Award,

termination and
forfeiture of any unvested Units, and/or required payment

to the Company of all or a portion of any monetary gains
acquired by

the Participant

as a

result of

the Award,

unless the

Award

vested and

was settled

more than

four (4)
years prior to

the breach.

The foregoing remedies

are in addition

to, and not

in lieu of

injunctive relief and/or

any
other legal or equitable remedies available under applicable law.
8.
Nature of Grant
. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)
the Plan is established voluntarily by the Company,

it is discretionary in nature and it may be modified,
amended, suspended

or terminated

by the

Company,

in its

sole discretion,

at any

time (subject

to any
limitations set forth in the Plan);
(b)
the grant of

the Restricted Stock

Units is voluntary

and occasional and

does not create

any contractual
or other right to receive future

grants of restricted stock units, or

benefits in lieu of restricted

stock units,
even if restricted stock units or other

awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;

(e)
the

Restricted

Stock

Units

and

the

Participant’s

participation

in

the

Plan

shall

not

create

a

right

to
employment

or

be

interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its
Subsidiaries

or

affiliated

companies

and

shall

not

interfere

with

the

ability

of

the

Company

or

the
Employer,

as applicable,

to terminate

the Participant’s

employment relationship

(as otherwise

may be
permitted under local law);
(f)
unless otherwise agreed with the Company, the Restricted Stock Units and any shares of

Stock acquired
upon vesting of

the Restricted Stock

Units, and the income

from and value of

same, are not granted

as
consideration

for,

or in

connection with,

any service

the Participant

may provide

as a

director of

any
subsidiary or affiliate of the Company;
(g) the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same,

are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,
resignation,

termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service
awards,

pension

or

retirement

or

welfare

benefits

or

similar

payments

and

in

no

event

should

be
considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(h)
the future value

of the

shares of

Stock underlying the

Restricted Stock Units

is unknown, indeterminable,
and cannot be predicted with certainty;

(i)
upon vesting of

the Restricted Stock Units,

the value of such

shares of Stock may

increase or decrease
in value;

(j)
no claim or

entitlement to compensation

or damages shall

arise from forfeiture

of the Restricted Stock
Units

resulting

from

termination

of

the

Participant’s

employment

(for

any

reason

whatsoever

and
whether or not in

breach of local labor

laws or later found

invalid) and, in consideration

of the Restricted
Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k) the Restricted Stock Units and the rights evidenced by this Agreement do not create any entitlement not otherwise

specifically

provided

for

in

the

Plan

to

have

the

Restricted

Stock

Units

transferred

to,

or
assumed by,

another company,

nor to

be exchanged,

cashed out

or substituted

for,

in connection

with
any corporate transaction affecting the shares of Stock; and
(l)
neither the

Company nor

any of its

Subsidiaries or

affiliated companies

shall be liable

for any

foreign
exchange rate

fluctuation between

the Participant’s

local currency

and the

U.S. dollar

that may

affect
the value of the Restricted

Stock Units or any amounts due

to the Participant pursuant to the

vesting of
the Restricted

Stock Units

or the

subsequent sale

of any

shares of

Stock acquired

upon vesting

of the
Restricted Stock Units.
9.
Data Privacy .
If the Participant would like to participate in the Plan, the Participant will need to review the information
provided in this Section

9 and, where applicable,

declare the Participant’s

consent to the processing

of personal data by
the Company and the third parties stated below.

If the Participant is

based in the European Union (“EU”), European Economic Area (“EEA”)

or United Kingdom, please
note

that General

Mills, Inc.

with registered

address

at

One

General

Mills Boulevard,

Minneapolis,

MN 55426

-1347,
U.S.A., is the

controller responsible for the processing of

the Participant’s personal data in connection

with the Agreement
and the Plan.
(a)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-
identifiable information

about the

Participant, specifically,

the Participant’s

name, home address

and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other
identification

number,

salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the
Company

or any

affiliated

company,

details

of all

Restricted

Stock

Units

or any

other

entitlement

to
shares

of

Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or

outstanding

in

the
Participant’s

favor,

which the

Company receives

from

the Participant

or the

Employer (the

“Data”).
The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual
obligations

under

this

Agreement,

implementing,

administering

and

managing

the

Participant’s
participation in the Plan and facilitating compliance with applicable tax and securities law.

If the Participant is based

in the EU, EEA or United

Kingdom, the legal basis for the

processing of the
Data

by

the

Company

is

the

necessity

of

the

processing

for

the

Company

to

perform

its

contractual
obligations

under

this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of
managing

the

Plan,

administering

employee

equity

awards

and

complying

with

its

contractual

and
statutory obligations.

If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the
Company is the Participant’s

consent as further described below.
(b)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial
Corporate

Services,

Inc.

(including

its

affiliated

companies),

an

independent

service

provider

which
assists the

Company with the

implementation, administration and management

of the

Plan.

In the future,
the Company

may select a

different service

provider,

which will

in a similar

manner,

share Data

with
such service provider.

The Company’s

service provider will

maintain an account for the

Participant to
administer the

Restricted Stock

Units. The

processing

of Data

will take

place through

both electronic
and non-electronic

means. Data

will only

be accessible

by those

individuals requiring

access to it

for
purposes of implementing, administering and operating the Plan.
(c)
International Data Transfers. The Company and its service

providers are based in the United States and
India. The

Participant’s

country or

jurisdiction may

have different

data privacy

laws and

protections
than the

United States

and India. An

appropriate level

of protection

can be achieved

by implementing
safeguards such as the Standard

Contractual Clauses adopted by the EU Commission.
If the Participant is based

in any other jurisdiction, the

Data will be transferred from

the Participant’s
jurisdiction to the Company and onward from

the Company to any of its service providers based on the
Participant’s

consent, as further described below.
(d)
Data Retention. The Company will use the Data

only as long as necessary to implement, administer

and
manage the

Participant’s

participation in

the Plan,

or as

required

to comply

with legal

or regulatory
obligations,

including

tax

and

securities

laws.

When

the

Company

no

longer

needs

the

Data,

the
Company will remove it from its systems.

If the Company keeps data longer,

it would be to satisfy legal
or regulatory

obligations and

the Company’s

legal basis would

be relevant

laws or regulations

(if the
Participant

is in

the EU,

EEA or

United Kingdom)

or the

Participant’s

consent (if

the Participant

is
outside the EU, EEA or United Kingdom).
(e)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the
Participant’s jurisdiction. Subject to the conditions

set out

in the

applicable law and

depending on where
the Participant is based, such rights may include the

right to (i) request access to, or copies of, the

Data
processed by the Company, (ii) rectification

of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing

of Data,

(v) object

to the

processing

of Data

for legitimate

interests, (vi)

portability of
Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii)
receive a list with

the names and addresses

of any potential recipients

of Data. To

receive clarification
regarding these

rights or to exercise these rights, the Participant can contact

HR Direct.
(f)
Necessary Disclosure of Personal

Data. The Participant understands that providing

the Company with
Data is

necessary for

the performance

of the

Agreement

and that

the Participant’s

refusal

to provide
the

Data

would

make

it impossible

for

the

Company

to

perform

its

contractual

obligations

and

may
affect the Participant’s

ability to participate in the Plan.
(g)
Declaration of Consent (if

the Participant is

outside the EU,

EEA and United

Kingdom). The Participant
hereby

unambiguously consents

to the

collection, use

and transfer,

in electronic

or other

form, of

the
Data, as described above and in any other grant materials, by and among, as applicable, the Employer,
the Company and any affiliated company for the exclusive

purpose of implementing, administering and
managing the Participant’s

participation in the Plan.

The Participant understands that

the Participant
may,

at any

time, refuse

or withdraw

the consents

herein,

in any

case without

cost, by

contacting HR
Direct.

If

the

Participant

does

not

consent

or

later

seeks

to

revoke

the

Participant’s

consent,

the
Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the

Participant’s
consequence of

refusing or

withdrawing consent

is that

the Company

would not

be able

to award

the
Participant

Restricted

Stock

Units

or

any

other

equity

award

to

the

Participant

or

administer

or
maintain

such awards.

Therefore,

the Participant

understands

that refusing

or withdrawing

consent

may affect the

Participant’s

ability to participate

in the Plan.

For more information on the

consequences
of refusal to consent or withdrawal of consent,

the Participant should contact HR Direct.
10.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws
. By participating in

the Plan, the

Participant agrees to

comply with the

Company’s
policy on

insider trading (to

the extent that

it is applicable

to the Participant),

the Participant further

acknowledges that,
depending

on the

Participant’s

or

his

or

her

broker’s

country

of residence

or where

the shares

of

Stock

are

listed,

the
Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept,

acquire, sell

or otherwise

dispose of

shares of

Stock, rights

to shares

of Stock

(e.g., restricted

stock units)

or
rights linked to the value

of shares of Stock, during

such times the Participant is

considered to have “inside

information”
regarding the Company

as defined by the

laws or regulations in

the Participant’s

country. Local

insider trading laws and
regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need

to know” basis) and (ii) “tipping”

third parties or causing them

otherwise to buy or sell

securities.
The Participant

understands that

third parties

include fellow

employees. Any

restriction under

these laws or

regulations
are separate from

and in addition

to any restrictions

that may be

imposed under any

applicable Company insider

trading
policy.

The Participant acknowledges that it

is the Participant’s

responsibility to comply with any

applicable restrictions,
and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.
Electronic Delivery
. The Participant agrees, to

the fullest extent permitted by

law, in lieu of receiving documents in

paper
format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver

in

connection

with

this

grant

and

any

other

grants

offered

by

the

Company,

including

prospectuses,

grant
notifications,

account

statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a
document

may

be

made

via

the

Company’s

email

system

or

by

reference

to

a

location

on

the

Company’s

intranet

or
website or

a website

of the

Company’s

agent administering

the Plan.

By accepting

this grant,

whether electronically

or
otherwise, the

Participant hereby

consents to participate

in the Plan

through such

system, intranet,

or website, including
but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.
English Language
. The Participant acknowledges and agrees that

it is the Participant’s express intent that this

Agreement
and

the

Plan

and

all

other

documents,

notices

and

legal

proceedings

entered

into,

given

or

instituted

pursuant

to

the
Restricted

Stock

Units

be

drawn

up

in

English.

To

the

extent

the

Participant

has

been

provided

with

a

copy

of

this
Agreement, the Plan, or any

other documents relating to this

Award in a language other than English, the

English language
documents will prevail in case of any ambiguities or divergences as a result of translation.
14. Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific

Addendum to this Agreement (the “Addendum”). Moreover,

if the
Participant transfers to one of the countries included in such

Addendum, the special terms and conditions for such country
will apply

to the

Participant, to

the extent

the Company

determines that

the application

of such

terms and

conditions is
necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative

terms

and

conditions

as

may

be

necessary

or

advisable

to

accommodate

the

Participant’s

transfer).

The
Addendum constitutes part of this Agreement.
15.
Not a Public Offering . The award of the Restricted Stock Units is not intended to be a public offering of securities in the
Participant’s

country

of

employment

(or

country

of

residence,

if

different).

The

Company

has

not

submitted

any
registration

statement,

prospectus or

other

filings

with the

local

securities

authorities

(unless otherwise

required

under
local law), and the award of

the Restricted Stock Units is not subject

to the supervision of the local

securities authorities.
No employee of

the Company or

any of its Subsidiaries

or affiliated companies

is permitted to

advise the Participant

on
whether he/she

should

participate in

the Plan.

Acquiring shares

of Stock

involves a

degree

of risk.

Before

deciding

to
participate in

the Plan,

the Participant

should carefully

consider all risk

factors relevant

to the acquisition

of shares

of
Stock

under

the

Plan

and

carefully

review

all

of

the

materials

related

to

the

Restricted

Stock

Units

and

the

Plan.

In
addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.
Repatriation; Compliance with Law.

The Participant agrees to repatriate all

payments attributable to the shares of

Stock
and/or

cash

acquired

under

the

Plan

in

accordance

with

applicable

foreign

exchange

rules

and

regulations

in

the
Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any
and

all

actions,

and

consent

to

any

and

all

actions

taken

by

the

Company

and

any

of

its

Subsidiaries

and

affiliated
companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws,

rules and/or

regulations in

the Participant’s

country

of employment

(and country

of residence,

if different).
Finally,

the Participant

agrees to

take any

and all

actions as

may be

required to

comply with

the Participant’s

personal

obligations under local laws, rules

and/or regulations in the Participant’s country of employment and country of residence,
if different).
17.
Imposition of Other

Requirements.

The Company reserves

the right to

impose other requirements

on the Participant’s
participation in the Plan, on

the Restricted Stock Units, and on

any shares of Stock acquired under

the Plan, to the extent
the Company determines

it is necessary or

advisable for legal or

administrative reasons, and

to require the Participant

to
sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.
Committee’s

Powers.
No

provision

contained

in

this

Agreement

shall

in

any

way

terminate,

modify

or

alter,

or

be
construed

or

interpreted

as

terminating,

modifying

or

altering

any

of

the

powers,

rights

or

authority

vested

in

the
Committee or, to the

extent delegated, in

its delegate, pursuant

to the

terms of the

Plan or resolutions

adopted in furtherance
of

the

Plan,

including,

without

limitation,

the

right

to

make

certain

determinations

and

elections

with

respect

to

the
Restricted

Stock

Units.

Any

dispute

regarding

the

interpretation

of

this

Agreement

or

the

terms

of

the

Plan

shall

be
submitted

to

the

Committee

or

its

delegate

who

shall

have

the

discretionary

authority

to

construe

the

terms

of

this
Agreement, the Plan, and

all documents ancillary to

this Award.

The decisions of the

Committee or its delegate shall

be
final and binding

and any reviewing court

of law or other

party shall defer

to its decision,

overruling if, and

only if, it

is
arbitrary and capricious. In no way is

it intended that this review standard subject the Plan

or Award to the U.S. Employee
Retirement Income Security Act .
19.
Binding Effect.

This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all
persons lawfully claiming under the Participant.
20.
Governing

Law

and

Forum
.

Without

limiting

the

effect

of

section

17,

this

Agreement

shall

be

governed

by,

and
construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.
Severability
. The provisions of

this Agreement are severable

and if any one

or more of the provisions

are determined to
be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be

enforceable

to

the

maximum

extent

legally

possible,

and

if

it

cannot

be

so

reformed

and

construed,

as

if

such
unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver
.

The

waiver

by

the

Company

with

respect

to

Employee’s

(or

any

other

participant’s)

compliance

with

any
provision of this Agreement shall

not operate or be construed as

a waiver of any other provision

of this Agreement, or of
any subsequent breach by such party of a provision of this Agreement.
A

copy

of

the

Plan

and

the

Prospectus

to

the

General

Mills,

Inc.

2022Stock

Compensation

Plan

is

available

on

G&Me

by
searching “2022 Stock Compensation

Plan”.

A copy of the Company’s

latest Annual Report on Form 10-K is

also available on
the Company’s website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.

GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD
GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
AGGREGATE

NUMBER

OF

UNITS

SUBJECT
TO AWARD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award is made

under the General Mills, Inc. 2022 Stock Compensation

Plan (the "Plan"), and is subject to the
terms

and

conditions

contained

in

the

Plan

document

and

this

Restricted

Stock

Unit

Award

Agreement
(“Agreement”).

The Participant: (i) acknowledges

receipt of a

copy of the Plan

and Plan prospectus,

(ii) represents
that the

Participant has

carefully read

and is familiar

with the provisions

of this

Agreement and

the Plan,

and (iii)
hereby accepts the

Restricted Stock Units

subject to all

of the terms

and conditions set

forth herein, and

in the

Plan.

If
the Participant

does not

wish to

receive the

Restricted Stock

Units and/or

does not

consent and

agree to

the terms
and conditions on which the Restricted Stock Units are offered,

as set forth in this Agreement and the Plan, then the
Participant

must

reject

this

Award

via

the

website

of

the

Company’s

designated

broker,

no

later

than

60

days
following

the

Grant

Date.

If

the

Participant

rejects

this

Award,

this

Award

will

immediately

be

forfeited

and
cancelled.

The Participant’s

failure to

reject this

Award

within this

60 day

period will

constitute the

Participant’s
acceptance of this Award

and all terms and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS AWARD,

dated on the above Grant Date,

is made by General Mills,

Inc., and made to the

person named above (the
"Participant" or referred to as “I”, “you”,

or “my”) (“Award”).
1.
Award

of Units
. Each unit

awarded represents

the right

to receive

one share

of the

Company common

stock, par value
USD 0.10 per

share (“Stock”). The

units granted pursuant

to this

Agreement are referred

to as

the “Restricted Stock

Units”.
Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.
Vesting of

Restricted Stock Units; Forfeiture of Restricted Stock Units.
(c) Vesting Schedule
. Restricted Stock

Units shall vest

in tranches, each

tranche having its

own 12 month

vesting
period

occurring consecutively,

starting on

the Grant

Date.

Vested

units in

a tranche

shall be

paid

on the
respective Scheduled Vesting

Date, subject to the terms of this Agreement and the Plan.

Tranche Number of Units
Scheduled Vesting

Date
(d) Forfeiture of Restricted Stock Units
. The Participant acknowledges that

the Restricted Stock Units awarded
hereunder

are subject

to forfeiture

if the

Participant’s

employment

with the

Company

or any

subsidiary or
affiliated companies (the “Company”)

terminates under certain

circumstances before the

respective Scheduled
Vesting

Dates, as herein provided.

(vi)
Termination

for

Cause.

If

the

Participant’s

employment

with

the

Company

is

terminated

by

a
discharge due to Participant’s illegal activities, poor

work performance, misconduct or violation

of the
Company’s

Code of

Conduct, policies

or practices,

then these

Restricted Stock

Units, to

the extent
they

are

not

fully

vested

as

of

the

Termination

Date,

shall

for

no

consideration

be

cancelled

and
forfeited in their entirety. For the avoidance

of doubt, “Termination Date” for purposes of this Award
will

be

deemed

to

occur

as

of

the

date

Participant

is

no

longer

actively

providing

services

as

an
employee,

unless otherwise

determined

by the

Company in

its sole

discretion, and

no vesting

shall
continue during any notice period that may be specified under contract or applicable law with respect to

such

termination,

including

any

“garden

leave”

or

similar

period,

except

as

may

otherwise

be
permitted in the Company’s sole discretion.
(vii)
Involuntary

Termination/Early

Retirement.

If

the

Participant’s

employment

by

the

Company
terminates involuntarily

at the initiation

of the

Company for

any reason

other than

specified in

Plan
Section 11, or (i), (iv) or (v) herein or if

the Participant retires on or after age

55 but before age 62, the

unvested

Restricted

Stock

Units

that

are

in

the

tranche

with

a

Scheduled

Vesting

Date

within

12
months

of

the

Termination

Date

shall

vest,

in

an

amount

equal

to

the

pro-rata

amount

based

on
employment

completed

during

the

relevant

12

month

tranche

vesting

period.

All

other

unvested
Restricted Stock Units shall

be forfeited as

of the Termination

Date. Restricted Stock

Units that vest
under

this

paragraph

shall

be

paid

(or

deferred,

if

properly

elected)

on

the

respective

Scheduled
Vesting

Date

otherwise

applicable

to

such

tranche.

No

Restricted

Stock

Units

shall

vest

upon
involuntary termination under this provision without the

execution (without revoking) of an effective
general legal release and such other documents as are satisfactory to the Company.
(viii) Death
.

If a

Participant dies

while employed

by the

Company during

any applicable

vesting period,
this Award shall become fully vested, effective

as of the date of death, and shall be paid as of the first
day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.

(ix) Normal Retirement. If the termination of employment is due to the Participant’s retirement on or after age 62, all Restricted Stock Units in unvested tranches shall vest, and be paid (or deferred, if properly elected)

on

each

tranche’s

respective

Scheduled

Vesting

Date.

Notwithstanding

the

above,

if

the
Termination Date is within twelve months of the Grant

Date, the Award shall not fully vest but rather
vest on

a pro

rata basis

based on

employment completed

since Grant

Date to

the Termination

Date
within the

first year

of

the Restricted

Period.

Restricted Stock

Units that

vest under

this paragraph
shall be

paid

(or deferred,

if properly

elected) on

the respective

Scheduled

Vesting

Date otherwise
applicable to such

tranche. Notwithstanding the

above, the terms of

this paragraph shall

not apply to
a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above.

(x)
Spin-offs and Other

Divestitures.

If the termination

of employment is

due to the

divestiture, cessation,
transfer, or

spin-off of a

line of business or other

activity of the Company,

the Committee, in its

sole
discretion, shall determine the

conversion, vesting, or other

treatment of these Awards. Such treatment
shall

be

consistent

with

Code

Section 409A,

and

in

particular

will

take

into

account

whether

a
separation from service has occurred within the meaning of Code Section

409A.
3. Dividend Equivalents.
Any dividends

or other

distributions declared

payable on

the Company’s

Stock on

or after

the
Grant Date

of this

Award

until the

Award

is settled

and/or forfeited

shall be

credited notionally

to the

Participant in

an
amount equal

to such

declared dividends

or other

distributions on

an equivalent

number of

shares of

Stock (“Dividend
Equivalents”).

Dividend Equivalents so credited

shall be paid if,

and only to the

extent, the underlying

Restricted Stock
Units to

which

they

relate become

unrestricted

and

vest, as

provided

under the

terms of

the Plan

and

this Agreement.

Dividend Equivalents credited

in respect to

Restricted Stock Units

that are forfeited

under the terms

of the Plan

and this
document, are correspondingly forfeited.

No interest or other earnings shall be credited

on Dividend Equivalents.

Vested
Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.
4.
Settlement of

Restricted Stock

Units.

Settlement shall

be completed

as soon

as administratively

practicable but

in no
event later than 30 days after the

date on which payment is supposed to be

made under this Agreement, except where such
settlement following a Section 409A

Separation from Service requires

a six-month delay.

The Company will provide for
settlement in the form of shares of Stock.
5.
Non-Transferability
.

The

Restricted

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,

hypothecated,
encumbered, disposed

of, or

otherwise transferred,

unless otherwise

provided in

the Plan or

this Agreement.

Upon any
attempt to transfer, assign,

pledge, hypothecate or

otherwise dispose of

the Restricted

Stock Units or

of such rights

contrary
to the provisions hereof or in the Plan,

the Restricted Stock Units and such rights shall

immediately become null and void.
6.
Withholding of

Tax
. The Participant acknowledges

that, regardless of

any action taken by

the Company or, if

different,
the subsidiary

or affiliated

company that

employs the

Participant (the

“Employer”), the

ultimate liability

for all

income
tax, social contributions,

payroll tax, fringe

benefits tax, payment

on account, hypothetical

tax or other

tax-related items
related to the

Participant’s

participation in

the Plan and

legally applicable

to the Participant

or deemed by

the Company
or the Employer in their discretion to

be an appropriate charge to the Participant even

if legally applicable to the Company
or the Employer

(“Tax-Related Items”), is and remains

the Participant’s responsibility and

may exceed the

amount actually
withheld

by the

Company or

the Employer,

if any.

The Participant

further

acknowledges that

the Company

and/or the
Employer (a)

make no

representations or

undertakings

regarding the

treatment of

any Tax

-Related Items

in connection
with any aspect of

the Restricted Stock Units,

including, but not limited

to, the grant, vesting,

the subsequent sale of

shares
of Stock

acquired pursuant

to such vesting

and the receipt

of any

dividends; and

(b) do not

commit to

and are

under no
obligation

to

structure

the

terms

of

the

grant

or

any

aspect

of

the

Restricted

Stock

Units

to

reduce

or

eliminate

the

Participant’s

liability for

Tax-Related

Items or

achieve any

particular tax

result. Further,

if the

Participant is

subject to
Tax-Related

Items

in

more

than

one

jurisdiction

between

the

Grant

Date

and

the

date

of

any

relevant

taxable

or

tax
withholding

event,

as

applicable,

the

Participant

acknowledges

that

the

Company

and/or

the

Employer

(or

former
employer, as applicable) may be required

to withhold or account for Tax

-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax

withholding event, as applicable, the Participant agrees to make adequate arrangements
satisfactory to the

Company and/or the

Employer to

satisfy all

Tax-Related Items. In this

regard, unless

otherwise approved
by the Committee, the Company shall satisfy the

obligations with regard to all Tax-Related Items by one or

a combination
of the following:

(i) withholding

from the

Participant’s

wages or other

cash compensation

paid to the

Participant by

the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of

the Restricted
Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending

on

the

withholding

method,

the

Company

may

withhold

or

account

for

Tax-Related

Items

by

considering
applicable statutory

withholding rates

(as determined

by the

Company

in good

faith and

in its

sole discretion)

or other
applicable withholding rates,

including maximum

applicable rates, in

which case the

Participant will receive

a refund of
any over-withheld amount and will have no entitlement

to the share equivalent. If the obligation for Tax

-Related Items is
satisfied

by

withholding

from

the

shares

of

Stock

to

be

delivered

upon

vesting

of

the

Restricted

Stock

Units,

for

tax
purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the

Restricted Stock
Units, notwithstanding

that a number

of shares

of Stock

are held

back solely

for the purpose

of paying

the Tax

-Related
Items. The

Participant will

have no

further rights

with respect

to any

shares of

Stock that

are retained

by the

Company
pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the
Employer may be

required to withhold

or account for as

a result of the

Participant’s participation

in the Plan that

cannot
be satisfied by the

means previously described.

The Company may refuse

to issue or deliver shares

of Stock or proceeds
from the

sale of shares

of Stock until

arrangements satisfactory

to the Company

have been made

in connection with

the
Tax-Related Items.
7.
Restrictive Covenants;

Confidential Information
. The

Participant agrees

to cooperate

with the

Company in

any way
needed in order to comply with, or fulfill the terms of the Plan and this Award document.

As a term and condition of this
Award,

Participant agrees to the following terms:

e.
I agree to use

General Mills Confidential

Information only as needed

in the performance of

my duties,
to

hold

and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any
unauthorized

use

or

disclosure

of

such

information

for

so

long

as

such

information

qualifies

as
Confidential

Information.

I

agree

that

after

my

employment

with

the

Company

terminates

for

any
reason,

including

“retirement”

as that

term

is used

in

the Plan,

I

will not

use

or disclose,

directly

or
indirectly,

Company

Confidential Information

or trade

secrets for

any purpose,

unless I

get the

prior
written consent of my manager to do so.
This document

does not

prevent me

from filing

a complaint

with a

government agency

(including the
Securities

and

Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity
Commission and

others) or

from participating

in an

agency proceeding.

This document

also does

not
prevent

me

from

providing

an

agency

with

information,

including

this

document,

unless

such
information

is

legally

protected

from

disclosure

to

third

parties.

I

do

not

need

prior

company
authorization to take these actions, nor must I notify the company I have done

so.
Also, as provided

in 18 U.S.C.

1833(b), I

cannot be held

criminally or civilly

liable under any

federal
or state

trade secret

law for

making a

trade secret

disclosure: (A)

in confidence

to a

federal, state,

or
local

government

official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of
reporting or investigating a suspected violation of law; or

(B) in a complaint or other document filed in
a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or
observe

in

the

performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of
Confidential Information include marketing, merchandising, business plans,

business methods, pricing,
purchasing,

licensing,

contracts,

employee,

supplier

or

customer

information,

financial

data,
technological developments,

manufacturing processes

and specifications,

product formulas, ingredient
specifications, software

code, and

all other

proprietary

information which

is not

publicly available

to
others.

Prior to leaving

the Company,

I agree to

return all materials

in my possession

containing Confidential
Information, as well

as all other

documents and other

tangible items provided

to me by

General Mills,
or developed by me in connection with my employment with the Company.
f. [
This

Section

7.b.

does

not

apply

to

California,

Colorado,

Minnesota,

and

Washington

-based
employees.
] I agree that for one year after I leave the Company, including retiring from the Company,

I
will not

work

on

any

product,

brand

category,

process,

or

service:

(A)

on

which

I

worked,

or

about
which

I

had

access

to

Confidential

Information,

in

the

year

immediately

preceding

my

termination
(including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

g.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain
from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.
h.
I agree that after I

leave General Mills, including

retiring from the Company,

I will indefinitely refrain
from

using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the
Company’s customers.

i.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain
from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.
A breach

of the

obligations set

forth in

this paragraph

may result

in the

rescission of

the Award,

termination and
forfeiture of any unvested Units, and/or required payment

to the Company of all or a portion of any monetary gains
acquired by

the Participant

as a

result of

the Award,

unless the

Award

vested and

was settled

more than

four (4)
years prior to

the breach.

The foregoing remedies

are in addition

to, and not

in lieu of

injunctive relief and/or

any
other legal or equitable remedies available under applicable law.
8.
Nature of Grant
. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(m)
the Plan is established voluntarily by the Company,

it is discretionary in nature and it may be modified,
amended, suspended

or terminated

by the

Company,

in its

sole discretion,

at any

time (subject

to any
limitations set forth in the Plan);
(n)
the grant of

the Restricted Stock

Units is voluntary

and occasional and

does not create

any contractual
or other right to receive future

grants of restricted stock units, or

benefits in lieu of restricted

stock units,
even if restricted stock units or other

awards have been granted in the past;
(o)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(p)
the Participant’s participation

in the Plan is voluntary;
(q)
the

Restricted

Stock

Units

and

the

Participant’s

participation

in

the

Plan

shall

not

create

a

right

to
employment

or

be

interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its
Subsidiaries

or

affiliated

companies

and

shall

not

interfere

with

the

ability

of

the

Company

or

the
Employer,

as applicable,

to terminate

the Participant’s

employment relationship

(as otherwise

may be
permitted under local law);
(r)
unless otherwise agreed with the Company, the Restricted Stock Units and any shares of

Stock acquired
upon vesting of

the Restricted Stock

Units, and the income

from and value of

same, are not granted

as
consideration

for,

or in

connection with,

any service

the Participant

may provide

as a

director of

any
subsidiary or affiliate of the Company;
(s) the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same,

are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,
resignation,

termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service
awards,

pension

or

retirement

or

welfare

benefits

or

similar

payments

and

in

no

event

should

be
considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;

(t)
the future value

of the

shares of

Stock underlying the

Restricted Stock Units

is unknown, indeterminable,
and cannot be predicted with certainty;

(u)
upon vesting of

the Restricted Stock Units,

the value of such

shares of Stock may

increase or decrease
in value;

(v)
no claim or

entitlement to compensation

or damages shall

arise from forfeiture

of the Restricted Stock
Units

resulting

from

termination

of

the

Participant’s

employment

(for

any

reason

whatsoever

and
whether or not in

breach of local labor

laws or later found

invalid) and, in consideration

of the Restricted
Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(w)
the Restricted Stock

Units and the

benefits evidenced by

this Agreement do not

create any entitlement
not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have
the Restricted Stock

Units or any such

benefits transferred to,

or assumed by,

another company,

nor to
be exchanged, cashed

out or substituted

for, in

connection with any corporate

transaction affecting

the
shares of Stock; and
(x)
neither the

Company nor

any of its

Subsidiaries or

affiliated companies

shall be liable

for any

foreign
exchange rate

fluctuation between

the Participant’s

local currency

and the

U.S. dollar

that may

affect
the value of the Restricted

Stock Units or any amounts due

to the Participant pursuant to the

vesting of
the Restricted

Stock Units

or the

subsequent sale

of any

shares of

Stock acquired

upon vesting

of the
Restricted Stock Units.
9.
Data Privacy .
If the Participant would like to participate in the Plan, the Participant will need to review the information
provided in this Section

9 and, where applicable,

declare the Participant’s

consent to the processing

of personal data by
the Company and the third parties stated below.

If the Participant is

based in the European Union (“EU”), European Economic Area (“EEA”)

or United Kingdom, please
note

that General

Mills, Inc.

with registered

address

at

One

General

Mills Boulevard,

Minneapolis,

MN 55426

-1347,
U.S.A., is the

controller responsible for the processing of

the Participant’s personal data in connection

with the Agreement
and the Plan.
(h)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-
identifiable information

about the

Participant, specifically,

the Participant’s

name, home address

and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other
identification

number,

salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the
Company

or any

affiliated

company,

details

of all

Restricted

Stock

Units

or any

other

entitlement

to
shares

of

Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or

outstanding

in

the
Participant’s

favor,

which the

Company receives

from

the Participant

or the

Employer (the

“Data”).
The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual
obligations

under

this

Agreement,

implementing,

administering

and

managing

the

Participant’s
participation in the Plan and facilitating compliance with applicable tax and securities law.

If the Participant is based

in the EU, EEA or United

Kingdom, the legal basis for the

processing of the
Data

by

the

Company

is

the

necessity

of

the

processing

for

the

Company

to

perform

its

contractual
obligations

under

this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of
managing

the

Plan,

administering

employee

equity

awards

and

complying

with

its

contractual

and
statutory obligations.

If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the
Company is the Participant’s

consent as further described below.
(i)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial
Corporate

Services,

Inc.

(including

its

affiliated

companies),

an

independent

service

provider

which
assists the

Company with the

implementation, administration and management

of the

Plan.

In the future,
the Company

may select a

different service

provider,

which will

in a similar

manner,

share Data

with
such service provider.

The Company’s

service provider will

maintain an account for the

Participant to
administer the

Restricted Stock

Units. The

processing

of Data

will take

place through

both electronic

and non
-electronic

means. Data

will only

be accessible

by those

individuals requiring

access to it

for
purposes of implementing, administering and operating the Plan.
(j)
International Data Transfers. The Company and its service

providers are based in the United States and
India. The

Participant’s

country or

jurisdiction may

have different

data privacy

laws and

protections
than the

United States

and India. An

appropriate level

of protection

can be achieved

by implementing
safeguards such as the Standard

Contractual Clauses adopted by the EU Commission.
If the Participant is based

in any other jurisdiction, the

Data will be transferred from

the Participant’s
jurisdiction to the Company and onward from

the Company to any of its service providers based on the
Participant’s

consent, as further described below.
(k)
Data Retention. The Company will use the Data

only as long as necessary to implement, administer

and
manage the

Participant’s

participation in

the Plan,

or as

required

to comply

with legal

or regulatory
obligations,

including

tax

and

securities

laws.

When

the

Company

no

longer

needs

the

Data,

the
Company will remove it from its systems.

If the Company keeps data longer,

it would be to satisfy legal
or regulatory

obligations and

the Company’s

legal basis would

be relevant

laws or regulations

(if the
Participant

is in

the EU,

EEA or

United Kingdom)

or the

Participant’s

consent (if

the Participant

is
outside the EU, EEA or United Kingdom).
(l)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the
Participant’s jurisdiction. Subject to the conditions

set out

in the

applicable law and

depending on where
the Participant is based, such rights may include the

right to (i) request access to, or copies of, the Data
processed by the Company, (ii) rectification

of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing

of Data,

(v) object

to the

processing

of Data

for legitimate

interests, (vi)

portability of
Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii)
receive a list with

the names and addresses

of any potential recipients

of Data. To

receive clarification
regarding these

rights or to exercise these rights, the Participant can contact

HR Direct.
(m)
Necessary Disclosure of Personal

Data. The Participant understands that providing

the Company with
Data is

necessary for

the performance

of the

Agreement

and that

the Participant’s

refusal

to provide
the

Data

would

make

it impossible

for

the

Company

to

perform

its

contractual

obligations

and

may
affect the Participant’s

ability to participate in the Plan.
(n)
Declaration of Consent (if

the Participant is

outside the EU,

EEA and United

Kingdom). The Participant
hereby

unambiguously consents

to the

collection, use

and transfer,

in electronic

or other

form, of

the
Data, as described above and in any other grant materials, by and among, as applicable, the Employer,
the Company and any affiliated company for the exclusive

purpose of implementing, administering and
managing the Participant’s

participation in the Plan.

The Participant understands that

the Participant
may,

at any

time, refuse

or withdraw

the consents

herein,

in any

case without

cost, by

contacting HR
Direct.

If

the

Participant

does

not

consent

or

later

seeks

to

revoke

the

Participant’s

consent,

the
Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the

Participant’s
consequence of

refusing or

withdrawing consent

is that

the Company

would not

be able

to award

the
Participant

Restricted

Stock

Units

or

any

other

equity

award

to

the

Participant

or

administer

or
maintain

such awards.

Therefore,

the Participant

understands

that refusing

or withdrawing

consent
may affect the

Participant’s

ability to participate

in the Plan.

For more information on the

consequences
of refusal to consent or withdrawal of consent,

the Participant should contact HR Direct.
10.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws
. By participating in

the Plan, the

Participant agrees to

comply with the

Company’s
policy on

insider trading (to

the extent that

it is applicable

to the Participant),

the Participant further

acknowledges that,
depending

on the

Participant’s

or

his

or

her

broker’s

country

of residence

or where

the shares

of

Stock

are

listed,

the
Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept,

acquire, sell

or otherwise

dispose of

shares of

Stock, rights

to shares

of Stock

(e.g., restricted

stock units)

or
rights linked to the value

of shares of Stock, during

such times the Participant is

considered to have “inside

information”
regarding the Company

as defined by the

laws or regulations in

the Participant’s

country. Local

insider trading laws and
regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need

to know” basis) and (ii) “tipping”

third parties or causing them

otherwise to buy or

sell securities.
The Participant

understands that

third parties

include fellow

employees. Any

restriction under

these laws or

regulations

are separate from

and in addition

to any restrictions

that may be

imposed under any

applicable Company insider

trading
policy.

The Participant acknowledges that it

is the Participant’s

responsibility to comply with any

applicable restrictions,
and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.
Electronic Delivery
. The Participant agrees, to

the fullest extent permitted by

law, in lieu of receiving documents in

paper
format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver

in

connection

with

this

grant

and

any

other

grants

offered

by

the

Company,

including

prospectuses,

grant
notifications,

account

statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a
document

may

be

made

via

the

Company’s

email

system

or

by

reference

to

a

location

on

the

Company’s

intranet

or
website or

a website

of the

Company’s

agent administering

the Plan.

By accepting

this grant,

whether electronically

or
otherwise, the

Participant hereby

consents to participate

in the Plan

through such

system, intranet,

or website,

including
but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.
English Language
. The Participant acknowledges and agrees that

it is the Participant’s express intent that this

Agreement
and

the

Plan

and

all

other

documents,

notices

and

legal

proceedings

entered

into,

given

or

instituted

pursuant

to

the
Restricted

Stock

Units

be

drawn

up

in

English.

To

the

extent

the

Participant

has

been

provided

with

a

copy

of

this
Agreement, the Plan, or any

other documents relating to this

Award in a language other than English, the

English language
documents will prevail in case of any ambiguities or divergences as a result of translation.
14. Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific

Addendum to this Agreement (the “Addendum”). Moreover,

if the
Participant transfers to one of the countries included in such

Addendum, the special terms and conditions for such country
will apply

to the

Participant, to

the extent

the Company

determines that

the application

of such

terms and

conditions is
necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative

terms

and

conditions

as

may

be

necessary

or

advisable

to

accommodate

the

Participant’s

transfer).

The
Addendum constitutes part of this Agreement.
15.
Not a Public Offering . The award of the Restricted Stock Units is not intended to be a public offering of securities in the
Participant’s

country

of

employment

(or

country

of

residence,

if

different).

The

Company

has

not

submitted

any
registration

statement,

prospectus or

other

filings

with the

local

securities

authorities

(unless otherwise

required

under
local law), and the award of

the Restricted Stock Units is not subject

to the supervision of the local

securities authorities.
No employee of

the Company or

any of its Subsidiaries

or affiliated companies

is permitted to

advise the Participant

on
whether he/she

should

participate in

the Plan.

Acquiring shares

of Stock

involves a

degree

of risk.

Before

deciding

to
participate in

the Plan,

the Participant

should carefully

consider all risk

factors relevant

to the acquisition

of shares

of
Stock

under

the

Plan

and

carefully

review

all

of

the

materials

related

to

the

Restricted

Stock

Units

and

the

Plan.

In
addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.
Repatriation; Compliance with Law.

The Participant agrees to repatriate all

payments attributable to the shares of

Stock
and/or

cash

acquired

under

the

Plan

in

accordance

with

applicable

foreign

exchange

rules

and

regulations

in

the
Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any
and

all

actions,

and

consent

to

any

and

all

actions

taken

by

the

Company

and

any

of

its

Subsidiaries

and

affiliated
companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws,

rules and/or

regulations in

the Participant’s

country

of employment

(and country

of residence,

if different).
Finally,

the Participant

agrees to

take any

and all

actions as

may be

required to

comply with

the Participant’s

personal
obligations under local laws, rules

and/or regulations in the Participant’s country of employment and country of residence,
if different).
17.
Imposition of Other

Requirements.

The Company reserves

the right to

impose other requirements

on the Participant’s
participation in the Plan, on

the Restricted Stock Units, and on

any shares of Stock acquired under

the Plan, to the extent
the Company determines

it is necessary or

advisable for legal or

administrative reasons, and

to require the Participant

to
sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.
Committee’s

Powers.
No

provision

contained

in

this

Agreement

shall

in

any

way

terminate,

modify

or

alter,

or

be
construed

or

interpreted

as

terminating,

modifying

or

altering

any

of

the

powers,

rights

or

authority

vested

in

the
Committee or, to the

extent delegated, in

its delegate, pursuant

to the

terms of the

Plan or resolutions

adopted in furtherance
of

the

Plan,

including,

without

limitation,

the

right

to

make

certain

determinations

and

elections

with

respect

to

the
Restricted

Stock

Units.

Any

dispute

regarding

the

interpretation

of

this

Agreement

or

the

terms

of

the

Plan

shall

be
submitted

to

the

Committee

or

its

delegate

who

shall

have

the

discretionary

authority

to

construe

the

terms

of

this
Agreement, the Plan, and

all documents ancillary to

this Award.

The decisions of the

Committee or its delegate shall

be
final and binding

and any reviewing court

of law or other

party shall defer

to its decision,

overruling if, and

only if, it

is

arbitrary and capricious. In no way is

it intended that this review standard subject the Plan

or Award to the U.S. Employee
Retirement Income Security Act .
19.
Binding Effect.

This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all
persons lawfully claiming under the Participant.
20.
Governing

Law

and

Forum
.

Without

limiting

the

effect

of

section

17,

this

Agreement

shall

be

governed

by,

and
construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.
Severability
. The provisions of

this Agreement are severable

and if any one

or more of the provisions

are determined to
be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be

enforceable

to

the

maximum

extent

legally

possible,

and

if

it

cannot

be

so

reformed

and

construed,

as

if

such
unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver
.

The

waiver

by

the

Company

with

respect

to

Employee’s

(or

any

other

participant’s)

compliance

with

any
provision of this Agreement shall

not operate or be construed as

a waiver of any other provision

of this Agreement, or of
any subsequent breach by such party of a provision of this Agreement.
A

copy

of

the

Plan

and

the

Prospectus

to

the

General

Mills,

Inc.

2022

Stock

Compensation

Plan

is

available

on

G&Me

by
searching “2022 Stock Compensation

Plan”.

A copy of the Company’s

latest Annual Report on Form 10-K is

also available on
the Company’s website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.